Ramirez Government Money Market Fund Retail Class (RMZXX) Institutional Class (RAMXX) Summary Prospectus January 28, 2025 www.ramirezam.com
Before you invest, you may want to review the Ramirez Government Money Market Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated January 28, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.ramirezam.com. You can also get this information at no cost by calling 1-888-472-3102 or by sending an e-mail request to contact@ramirezam.com.
Investment Objective
The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

	Retail Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.23%
Shareholder Servicing Fees	0.06%	0.03%
Remainder of Other Expenses	0.15%	0.20%
Total Annual Fund Operating Expenses	0.66%	0.43%
Less: Fee Waiver and/or Expense Reimbursement	-0.24%	-0.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.42%	0.17%

(1)Ramirez Asset Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.17% of average daily net assets of the Institutional Class shares and 0.42% of the average daily net assets of the Retail Class shares (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2026 and may be terminated only by the Board of Trustees (the “Board”) of Advisor Managed Portfolios (the “Trust”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Fund’s Expense Caps at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year of each period). Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$43	$187	$344	$800
Institutional Class	$17	$112	$215	$517

Principal Investment Strategies of the Fund
The Fund invests in high quality, short-term money market instruments. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) are invested in securities issued by the U.S. government and its agencies and instrumentalities, including repurchase agreements that are collateralized solely by U.S. government securities. The Fund expects to invest exclusively in such securities. A “government security” means any security issued or guaranteed as to principal or interest by the United States or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the U.S. Congress, or any certificate of deposit for any of the foregoing.
As a government money market fund, the Fund is required by Rule 2a-7 to invest at least 99.5% of total assets in cash, U.S. government securities, and/or repurchase agreements collateralized solely by U.S. government securities or cash. The Fund generally invests 100% of its assets in U.S. government securities and therefore satisfies the 99.5% requirement for designation as a government money market fund.
The Fund will only buy securities that have remaining maturities of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar weighted average life of the Fund will be 120 days or less. Additionally, the Fund will hold at least 25% of its total assets in daily liquid assets and at least 50% of its total assets in weekly liquid assets. For purposes of these limits, daily liquid assets and weekly liquid assets are generally defined to include cash, U.S. Treasury securities, certain other government securities, as well as other securities that can be readily converted to cash within one or five business days, respectively. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.
Principal Risks
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic such as COVID-19, the large expansion of government deficits and debt, military conflicts, inflation, and/or recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Changing Fixed Income Market Conditions Risk. Changes to monetary policy or regulatory actions, such as increases in the federal funds and equivalent foreign rates or interest rate changes, may expose certain fixed income investments to volatility and reduce liquidity, especially for those investments with longer maturities. As a result, the value of the Fund’s investments and its share price may decline. Changes in central bank policies could also result in unusually high redemptions by shareholders, which have the potential to increase the Fund’s portfolio turnover rate and transaction costs.
Fixed Income Risks
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. Generally, the longer the maturity and duration of a bond, the more sensitive the bond is to interest rate risk. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.
◦Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that a Fund receives from its portfolio holdings.
U.S. Government Securities Risk. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).
U.S. government securities may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. government agencies or U.S. government sponsored entities may not be backed by the full faith and credit of the U.S. government. U.S. government securities may be adversely affected by a default by, or decline in, the credit quality of the U.S. government. U.S. Treasury securities, including Treasury bills, Treasury notes, Treasury bonds, Treasury inflation-protected securities, and floating rate notes are backed by the full faith and credit of the U.S. government.
New Fund Risk. The Fund is recently organized with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Management Risk. The value of your investment may decrease if the Advisor’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the Advisor. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Advisor and could have an adverse effect on the value or performance of the Fund.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the

Advisor and/or its other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance. The bar chart shows the annual returns for the Fund’s Institutional Class shares for the past calendar year. The table shows the Fund’s average annual total returns for one year and since inception. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.ramirezam.com/funds.
Calendar Year Total Returns as of December 31 - Institutional Class
During the period of time shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended September 30, 2024) and the lowest return for a calendar quarter was 1.16% (quarter ended December 31, 2024).

Average Annual Total Returns (for the periods ended December 31, 2024)
	1 Year	Since Inception (12/18/2023)
Institutional Class Shares	5.14%	5.14%
Retail Class Shares	4.88%	4.88%

You can obtain the Fund’s most recent 30-day SEC Yield by calling the Fund at 888-472-3102.

Investment Advisor
Ramirez Asset Management, Inc. serves as the investment advisor to the Fund.

Portfolio Managers
Samuel A. Ramirez, Jr., President and CEO and Portfolio Manager at the Advisor, Louis A. Sarno, Managing Director and Portfolio Manager at the Advisor, Helen Yee, CFA, Senior Vice President and Portfolio Manager at the Advisor, and Alex Bud, CFA, Senior Vice President and Assistant Portfolio Manager at the Advisor, are primarily and jointly responsible for the day-to-day management of the Fund as portfolio managers of the Fund since its inception in December 2023.
Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any business day, which is any day the Fund is open for business, by written request via mail to Ramirez Government Money Market Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 888-472-3102, by wire transfer, or through a financial intermediary. Investors who wish to purchase, redeem, or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amount for the Retail Class is $5,000 and the minimum initial investment amount for the Institutional Class is $1,000,000. The minimum subsequent investment amount for the Retail Class is $100 and the minimum subsequent investment amount for the Institutional Class is $100. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers. Your financial intermediary may impose different investment minimums. Please contact them for additional details.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income or capital gains (or a combination), unless you invest through an individual retirement account (“IRA”) or other tax-advantaged account. Subsequent withdrawals from such a tax-advantaged account, however, may be subject to federal income tax. You should consult your tax advisor about your specific tax situation. Dividends attributable to income from U.S. government securities may be exempt from state personal income taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.